Exhibit 10.27

EXECUTION COPY

FOURTH AMENDMENT AGREEMENT

To Pledge and Security Agreement and Irrevocable Proxy

Dated as of June 5, 2009

by and among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

AND CERTAIN

AFFILIATES THEREOF FROM

TIME TO TIME PARTY HERETO,

as Grantors,

and

GMAC LLC,

as Lender Agent

Fourth Amendment Agreement to Pledge and Security Agreement

This FOURTH AMENDMENT AGREEMENT (this “Agreement”) dated as of June 5, 2009 (the “Amendment Effective Date”), is by and among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”; and together with RAHI, each a “Borrower” and collectively, the “Borrowers”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”; and together with ResCap and RFC, each herein a “Guarantor” and collectively, the “Guarantors”), and the other parties hereto as Grantors (each, together with each Borrower and each Guarantor, a “Grantor” and collectively, the “Grantors”); and GMAC LLC, a Delaware limited liability company, as Lender Agent for the Lender Parties.

Reference is hereby made to the Pledge and Security Agreement and Irrevocable Proxy dated as of November 20, 2008 among the Grantors and the Lender Agent (as amended and modified through the date hereof, the “Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Security Agreement.

2. The parties hereto desire to make certain amendments to the Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.

ARTICLE II

AMENDMENTS TO THE SECURITY AGREEMENT

SECTION 2.1 Amendment to Section 1. The following definitions are hereby amended and restated in their entirety to read as follows:

“Contribution Agreement means, as the case may be, (a) that certain Contribution Agreement dated as of November 20, 2008, among ResCap, GMAC Residential Holding Company, LLC, GMAC Mortgage, and PATI; (b) that certain Contribution Agreement dated as of November 20, 2008, among RAHI, PATI, RAHI A, LLC and PATI A, LLC; or (c) that certain Contribution Agreement dated as of June 2, 2009, among ResCap, GMAC Residential Holding Company, LLC, GMAC Mortgage, and PATI, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time; and Contribution Agreements means all of them.

Fourth Amendment Agreement to Pledge and Security Agreement

GX II Security Documents means the GX II Administration Agreement, the GX II Guaranteed Investment Contract, the GX II Trust Deed, GX II VFLN Agreement, the GX II Notes and each other document, agreement and deed entered into by ResCap, its Subsidiary, GX II SPE and/or the Stichting Security Trustee GX CE Funding II in connection with the purchase of certain residential mortgage loans and related assets, the issuance of the GX II Notes and creation of security in respect of the GX II Notes in favor of the Stichting Security Trustee GX CE Funding II, in each case, by the GX II SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the GX II Notes.”

SECTION 2.2 Amendment to Section 2. Section 2 of the Security Agreement is hereby amended and restated as follows:

“2.	Grant of Security Interest by Borrowers and Guarantors. As security for the prompt payment in full in cash and performance of all Obligations, each of the Borrowers and Guarantors hereby pledges to the Lender Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the Lender Agent for the benefit of the Lender Parties in, all of each such Borrower’s or Guarantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

(a)	all Pledged Mortgage Loans and all assets, rights or property related thereto;

(b)	all Pledged Shares of each Pledged Share Issuer identified in Exhibit B of Schedule IV hereto and all assets, rights or property related thereto;

(c)	(i) all Flume No. 8 Notes, all GX II Notes, all First Savings Warehouse Notes, all Provident Warehouse Notes and all other Pledged Notes (including, without limitation, the Flume No. 8 Initial Note and the GX II Initial Note), and (ii) all assets, rights or property related thereto (including, without limitation, the Flume No. 8 Facility Documents, the Warehouse Loans, the Warehouse Facility Documents, the GX II Security Documents, and all Pledged Note Liens, if and to the extent the foregoing evidence or relate to the Flume No. 8 Notes, the GX II Notes or such other Pledged Notes);

(d)	(i) all Pledged Interests (including, without limitation, the equity interests owned by RAHI in RAHI A, LLC, a Delaware limited liability company, by PATI in PATI A, LLC, a Delaware limited liability company and by RFC in Equity Investment I, LLC, a Delaware limited liability company), and (ii) all assets, rights or property related thereto;

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(e)	(i) all Dividends, Distributions, interest, and (ii) other payments and rights, in each case if and to the extent evidencing or related to the Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(f)	all Deposit Accounts, including, without limitation, all Deposit Accounts identified on Exhibit A of Schedule IV, and all Property deposited or carried therein or credited thereto, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(g)	all Securities Accounts including, without limitation, all Securities Accounts identified on Exhibit A of Schedule IV, and all Property, including all Investment Property and Financial Assets, deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(h)	to the extent not included in the foregoing, the Contribution Agreements and all other agreements, contracts, documents and instruments if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(i)	(i) all books, records, writings, data bases, information and other property relating to or evidencing any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans, and (ii) all insurance policies, claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, in each case if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(j)

to the extent not included in the foregoing, all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, General Intangibles (including Payment Intangibles), Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, Supporting Obligations, Money and all other personal assets and property of any kind or

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description, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, GX II Security Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans; and

(k)	all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on any of the foregoing.

Each of the Grantors hereby covenants and agrees, no later than the date hereof, to pledge, or as the case may be, to pledge in advance, all of its rights, titles and interests in, to and under the GX II Notes and the related GX II Security Documents to the Lender Agent.”

SECTION 2.3 Amendments to Schedule IV.

(a) Exhibit C to Schedule IV of the Security Agreement is hereby amended by inserting the following:

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding II B.V.	All GX II Notes, including, without limitation, that certain GX II Initial Note constituted by and issued pursuant to the GX II VFLN Agreement dated as of June 5, 2009, and made between GX CE Funding II B.V., Residential Capital, LLC, Stichting Security Trustee GX CE Funding II, GMAC-RFC Investments B.V. and GMAC RFC Nederland B.V.	Passive Asset Transactions, LLC

SECTION 2.4 Amendment to Schedule V. Schedule V of the Security Agreement is hereby amended and restated as follows:

“First Savings Warehouse Note

Provident Warehouse Note

Flume No. 8 Notes

RAHI A, LLC Membership Interest

PATI A, LLC Membership Interest

GX II Notes”

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SECTION 2.5 Collateral Addition Designation Notice. This Agreement shall constitute a Collateral Addition Designation Notice (as defined in the Loan Agreement) with respect to the GX II Security Documents and the foregoing shall, to the extent the foregoing constitute Eligible Assets (as defined in the Loan Agreement), constitute Approved Additional Collateral (as defined in the Loan Agreement) as of the Amendment Effective Date. At the request of the Borrowers, the Lender Agent hereby waives the Specified Days (as defined in the Loan Agreement) prior written notice requirement of the foregoing Approved Additional Collateral (as defined in the Loan Agreement)set forth in Section 7.01(w) of the Loan Agreement. With respect to Supporting Assets (as defined in the Loan Agreement) for the GX II Notes, the initial Specified Percentage (as defined in the Loan Agreement) shall be (i) 60% for the Securities (as defined in the Master Definitions Agreement dated as of June 5, 2009, as amended from time to time) and (ii) 30% for the Spanish Participations (as defined in the Master Definitions Agreement dated as of June 5, 2009, as amended from time to time).

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

SECTION 3.2 UCC Financing Statements. The effectiveness of this Agreement shall be subject to the filing of proper financing statements (Form UCC-1 or Form UCC-3, as the case may be), naming each Borrower, each Guarantor and each Grantor as debtor and the Lender Agent as the secured party, or other, similar instruments or documents, and the taking of all actions under the UCC or any Requirements of Law (including under English law and Dutch law) as necessary or reasonably requested by the Lender Agent to perfect the Lender Agent’s security interest in the Collateral.

SECTION 3.3 Opinions. The Obligors shall deliver, on the date hereof, opinions of counsel to the Borrowers, the Guarantors and Grantors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Lender Agent.

SECTION 3.4 Other. The Obligors shall deliver, on the date hereof, such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.

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SECTION 4.2 Confirmation of the Security Agreement. The Grantors each hereby acknowledge and agree that the Security Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Grantor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” or in any other Facility Document to the “Security Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

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SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

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RESIDENTIAL FUNDING COMPANY, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC MORTGAGE, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC LLC, as Lender Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

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